Exhibit 32.1

                           Section 1350 Certification
                           --------------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of PREMIER EXHIBITIONS, INC. (the "Company") for the quarter ended November 30, 2005, Arnie Geller, the Chief Executive Officer and Chief Financial Officer of the Company, certifies, that:



(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 16, 2006          /s/ Arnie Geller
                                 ----------------
                                 Arnie Geller
                                 President, Chief Executive Officer and Chief
                                 Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.